Exhibit 99.4

Amended and Restated Stock Incentive Plan

This is to certify that

[Name]

(the “Grantee”) is hereby granted                     shares of Performance Stock (the “Performance Shares”).

This grant is set forth in accordance with the terms and conditions of the Dana Corporation Amended and Restated Stock Incentive Plan (as amended from time to time, the “Plan”).

Grant Date:

Vesting Date: The Performance Shares shall vest and become earned only at the end of the [three-year performance period designated by the Committee] (the “Performance Period”) in accordance with the vesting terms set forth herein, except as otherwise provided in the Additional Terms annexed hereto.

Additional Terms: See the following page of this certificate

DANA CORPORATION

By: [Signature]

Chairman of the Board

This award certificate constitutes Grantee’s award agreement as required by the Plan. It is not a stock certificate.

This grant is subject to and incorporates by reference all of the terms and conditions of the Plan.
Please refer to the Plan for an explanation of the terms and conditions of this grant and a full description of Grantee’s rights and obligations. If a conflict occurs between any terms in this award certificate and those in the Plan, the terms of the Plan shall govern.

Additional Terms:

1.	The Grantee may not sell, assign, transfer, donate, pledge or otherwise dispose of the Performance Shares.

2.	The Corporation shall establish a Performance Share account on its books, in the name of the Grantee, and shall credit to such account the number of Performance Shares granted to Grantee pursuant to this award agreement. In the event that any Performance Shares are earned pursuant to the provisions set forth in Exhibit A, the Grantee will be entitled to receive, on May 1st of the year following the end of the Performance Period (except as provided in Paragraph 4 below), a cash distribution equal to the Fair Market Value (as defined in the Plan) of the number of shares of Stock earned in accordance with the terms set forth in Exhibit A. Unless otherwise determined by the Committee, in accordance with the Plan. The specified date to be used for purposes of the Fair Market Value determination will be the date payout is approved by the Committee.

3.	In the event that the employment of the Grantee with the Corporation or a Subsidiary (as defined in the Plan) is terminated for any reason prior to the end of the Performance Period, the Performance Shares credited to the Grantee’s account shall be forfeited to the Corporation immediately upon such termination, and the Grantee shall cease to have any rights with respect to, or any interest in, the forfeited Performance Shares effective as of the date of termination, except as follows:

(a)	Termination of the Grantee’s employment on account of death: Provided that the Grantee has been employed with the Corporation or a Subsidiary for not less that one year following the Grant Date, the Grantee’s beneficiary or estate shall become entitled to receive, as soon as practicable following the date of death, a distribution with respect to a pro rata portion of the Performance Shares credited to Grantee’s account measured at the target level of performance. For this purpose, the pro rata portion shall be based on a fraction, the numerator of which is the number of full months in the Performance Period which have elapsed from the beginning of the Performance Period until the date of death, and the denominator of which is 36.

(b)	Termination of the Grantee’s employment on account of disability or retirement: Provided that as of the date of the Grantee’s total and permanent disability or the Grantee’s Retirement (as defined below), as the case may be, the Grantee has been employed with the Corporation or a Subsidiary or not less that one year following the Grant Date, the Grantee shall become entitled to receive, on May 1st of the year following the end of the Performance Period, a distribution with respect to a pro rata portion of the Performance Shares credited to his account based on actual performance measured at the end of the Performance Period. For this purpose, the pro rata portion shall be based upon a fraction, the numerator of which is the number of full months in the Performance Period which have elapsed from the beginning of the Performance Period until the date of termination, and the denominator of which is 36. For purposes of this award agreement, the term “Retirement” shall mean the retirement of the Grantee pursuant to a normal or early retirement under any retirement plan of the Corporation or a Subsidiary, but shall not include a retirement in connection with a company-initiated termination of employment or, following a Grantee’s departure under conditions adverse to the Corporation or Subsidiary, in either case as determined solely by the Committee. The Committee shall have the discretion to treat a Grantee’s termination of employment as a retirement under the Plan even though he might not have met the other requirements specified above.

(c)	Termination of the Grantee’s employment on the initiative of the Corporation (and not at the Grantee’s initiative) without Cause (as defined below): Provided that the Grantee has been employed with the Corporation or a Subsidiary for not less that one year following the Grant Date, and provided further that the Grantee has executed and not revoked a release in favor of the Corporation in a form reasonably acceptable to the Corporation and/or Subsidiary, the Grantee shall become entitled to receive, on May 1st of the year following the end of the Performance Period, a distribution with respect to a pro rata portion of the Performance Shares credited to his account based on actual performance measured at the end of the Performance Period in accordance with Paragraph 3. For this purpose, the pro rata portion shall be based upon a fraction, the numerator of which is the number of full months in the Performance Period which have elapsed from the beginning of the Performance Period until the date of termination, and the denominator of which is 36.

4.	The Grantee shall pay to the Corporation, at the time that he realizes taxable income in respect of the grant, an amount equal to the taxes the Corporation determines it is required to withhold. In lieu of such payment, in whole or in part, the Corporation may, at the Grantee’s election, withhold all applicable taxes required by law to be withheld upon the payment in respect of any or all of the Performance Shares.

5.	For purposes of this agreement, “Cause” shall mean:

(i)	termination of employment as the result of the Grantee’s conviction of, or plea of guilty or nolo contendere to, the charge of having committed a felony (whether or not such conviction is later reversed for any reason); or

(ii)	Failure by the Grantee to devote his full time and undivided attention during normal business hours to the business and affairs of the Corporation or Subsidiary except for reasonable vacations and except for illness or incapacity; but nothing herein shall preclude the Grantee from devoting reasonable periods required for (A) serving as director or member of a committee of any organization involving no conflict of interest with the interests of the Corporation or Subsidiary; (B) delivering lectures, fulfilling speaking engagements, teaching at educational institutions; (C) engaging in charitable and community activities; and (D) managing his personal investments, so long as such activities do not materially interfere with the regular performance of his duties and responsibilities to the Corporation or Subsidiary; or

(iii)	disclosure by the Grantee at any time, to any person not employed by the Corporation or one of its Subsidiaries (as defined in the Plan), or not engaged to render services to the Corporation or one of its Subsidiaries (as defined in the Plan), except with the prior written consent of an officer authorized to act in the matter by the Board (as defined in the Plan), of any confidential information obtained by him while in the employ of the Corporation or Subsidiary, of any inventions, processes, formulae, plan, devices, compilation of information, methods of distribution, customers, suppliers, client relationships, marketing strategies or trade secrets; provided, however, that this provision shall not preclude the Grantee from use or disclosure of information known generally to the public or of information not considered confidential by persons engaged in the business conducted by the Corporation or from disclosure required by law, regulation or Court order; or

(iv)	the willful engaging by the Grantee in misconduct that is injurious to the Corporation or Subsidiary, monetarily or otherwise; or

(v)	negligence or incompetence on the part of the Grantee in the performance of his assigned duties.

6.	The validity and construction of this award agreement shall be governed by the laws of the State of Ohio.